SCHEDULE OF COMPONENTS OF DEFERRED TAX ASSETS (Details) - GBP (£)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating losses	£ 6,190,130	£ 4,357,668
Fixed asset	73,012	79,338
Other	9,448	17,946
Total deferred tax assets	6,272,590	4,454,952
Valuation allowance	(6,272,590)	(4,454,952)
Net deferred tax asset, net of valuation allowance